Exhibit 10.1

                                COMMERCIAL LEASE

1. PARTIES. This Lease, dated the 13th day of June, 2006, is made by and between SAND BAR PROPERTIES, LLC, a Florida Limited Liability Company, (herein called the "Lessor") and ALLIANCE DISTRIBUTORS HOLDING INC., a Delaware corporation, (herein called the "Lessee"). Lessor and Lessee are sometimes collectively referred to as "the Parties".

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein that certain real property situated in Miami-Dade County, State of Florida, commonly known as 2310 NW 102 Place, Miami, Florida 33172, and described as warehouse and office space. Said property, including the land, parking areas, loading bays, and all improvements thereon and appurtenances thereto, including, but not limited to shelving, and every other installation currently located at the Premises, is herein called "the Premises".

3. TERM. The term of this Lease shall be for five (5) years commencing on the 1st day of June, 2006, and ending on the 31st day of May, 2011, unless sooner terminated pursuant to any provision hereof.

4. RENT. Lessee shall pay to Lessor for the Premises monthly payments of rent, in advance without offset, demand or deduction whatsoever on the 1st day of each and every month as follows:

      $4,700.00 commencing June 1, 2006 until May 31, 2008 ($112,800.00)

      $4,794.00 commencing June 1, 2008 until May 31, 2009 ($57,528.00)

      $4,889.88 commencing June 1, 2009 until May 31, 2010 ($58,678.56)

      $4,987.68 commencing June 1, 2010 until May 31, 2011 ($59,852.16)

            for a total of $288,858.72.

All rental payment shall be accompanied by payment for monthly Condominium Maintenance fees (presently $600.00 per month, 1/12 of the annual Real Property Tax (presently $800.00 per month and all applicable sale taxes (presently 7%)

Rent shall be payable in lawful money of the United States to Lessor at: 8501 SW 84 Terrace, Miami, Florida 33143. Rent shall be prorated to the date possession is delivered.

5. DEPOSITS: SECURITY AND RENTS

            5.1 Lessee shall deposit with Lessor upon execution hereof the sum of Fourteen Thousand Three Hundred Eighty Seven Dollars and 68/100 ($14,387.68) as first month's rent, last month's rent, and security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision(s) of this Lease, Lessor may use, apply or retain all or any portion of said deposit for payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, after giving Lessee notice of such default and a three (3) working day right to cure, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

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

      If Lessee tenders a rent check which is returned by Lessee's bank for any reason, all future rent payments shall be made by cashier's check only.

      Any rental payment more than five (5) days late must be accompanied by a five per cent (5%) late charge to be accepted by Lessor.


6. USE.

            6.1 USE. The Premises shall be used and occupied only as a warehouse and distribution center with offices, or any other use sanctioned by the Condominium Association which is reasonably comparable and for no other purposes. To the best of Landlords knowledge, the aforesaid intended use is a legal use.

            6.2 COMPLIANCE WITH LAW. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance and agrees to strictly adhere to the Condominium rules and regulations, a copy of which has been provided to Lessee. Notwithstanding the foregoing, Lessee shall not be required to make any capital or other improvements to the Premises, provided Lessee uses the Premises as set forth in 6.1.

            6.3 CONDITION OF PREMISES.

            (a) Lessee is in possession of the premises and acknowledges that Lessor has delivered the Premises to Lessee in a condition entirely satisfactory to Lessee.

            (b) Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county, and state laws, ordinances, and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto. Except as set forth herein, Lessee acknowledges that neither Lessor nor Lessor's agent (if any) has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

            (a) Lessee hereby accepts the premises in the condition it is in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as it exists at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said Lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of the lease.

            (b) If Lessee fails to perform Lessee's obligations under this Paragraph or under any other paragraph of this Lease, Lessor may at Lessor's option enter upon the Premises after three (3) days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition, and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

            (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as acknowledged hereinabove, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings, and equipment.

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            7.1   ALTERATIONS AND ADDITIONS.

            (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, in, on, or about the Premises. Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. Lessor may require that Lessee remove any or all of said alterations, improvements, additions, or utility installations at the expiration of the term and restore the Premises to their prior condition. Should Lessee make any alterations, improvements, additions, or utility installations without the prior written approval of Lessor, Lessor may require that Lessee remove any or all of the same. (b) Unless Lessor requires their removal, all alterations, improvements, additions, which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph, Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of this Paragraph.

8. INSURANCE: INDEMNITY.

            (a) LIABILITY INSURANCE Lessee shall obtain at Lessee's expense and keep in full force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessor against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $1,000,000.00 per occurrence.

            (b) INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best Insurance Guide". Lessee shall not do or permit to be done anything which shall invalidate the Lessor's insurance policies.

            (c) INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work, or things done, permitted, or suffered by Lessee in or about the Premises and shall further indemnify and hold harmless Lessor from and against any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, employees, and from and against all costs, attorney's fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises arising from any cause, and Lessee hereby waives all claims in respect thereof against Lessor.

            (d) EXEMPTION OF LESSOR FROM LIABILITY. Except for Lessor's gross negligence, Lessee hereby agrees that Lessor shall not be liable for injury to lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Lessee, Lessee's employees, invitee, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or from fire, steam, electricity, gas water or rain, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Except for Lessor's intentional acts, Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9. DAMAGE OR DESTRUCTION

            (a) In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the Lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

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            (b) WAIVER. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

            (c) It is expressly agreed and understood by and between the parties to this agreement that Lessor shall not be liable (except for Lessor's own intentional acts or gross negligence) for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer, or soil pipes, roof, walls or other water leakage or wind damage in or about the said building.

10. TAXES.

            Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Lessor and Lessee contained in the Premises.

11. UTILITIES. Lessee shall pay for water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon and shall carry such services solely in Lessee's name.

12. ASSIGNMENT AND SUBLETTING Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which Lessor shall not be unreasonably withheld, however, Lessor may require additional security and personal guarantees. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of this Lease.


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13. DEFAULTS: REMEDIES.

            13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

            (a) The vacating or abandonment of the Premises by Lessee.

            (b) The failure by Lessee to make any payment of rent, if notice to Lessee that payment was not received, and a three (3) working day right of Lessee to cure.

            (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, where such failure shall continue for a period of ten (10) days after written notice hereof from Lessor to Lessee.

            (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. ss..101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution, or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this Paragraph is contrary to any applicable law, such provision shall be of no force or effect.

            13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

            (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided.

            (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent. Lessor may accelerate all rent due pursuant to this Lease and declare all rent immediately due and payable in the event Lessee has defaulted on the payment of rent and remains in default for five (5) days after actual receipt of written notice.

            (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Florida. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest form the date due at the maximum rate then allowable by Law.

            13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than 30 days after written notice of Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

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14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation or diminution in value of the leasehold or for the taking of the fee, or as severance damages.

15. BROKER'S FEE. Both parties represent to the other that the only real estate brokers that have been engaged by them in connection with this transaction are EAG Realty and GM Realty which will be compensated by Lessor in accordance with a separate agreement.

16. ESTOPPEL CERTIFICATE.

            (a) Lessee shall at any time upon not less than ten (10) day's prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises.

            (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

            (c) If Lessor desires to finance, refinance or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. SEVERABLE COVENANTS. All of the provisions of this Lease are to be construed as covenants, even though not expressed as such. If any such provision is held or rendered illegal or unenforceable, it shall be considered separate and severable from this Lease, and the remaining provision of this Lease shall remain in full force and bind the parties as though the illegal or unenforceable provisions had never been included in this Lease.

18. TIME OF ESSENCE. The parties acknowledge that as to the performance of each and every provision and covenant hereof, that time is of the essence.

19. ADDITIONAL RENT. Any and all monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

20. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither Lessor nor any of its agents have made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises; and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this lease except as otherwise specifically stated in this Lease.

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21. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be deemed a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

22. RECORDING. Neither this Lease, any copy hereof, nor memorandum of this Lease shall be recorded by any party for any purpose.

23. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee.

24. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

25. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

26. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Florida.

27. SUBORDINATION.

            (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

            (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease subordinate to the lien of any mortgage, deed of trust, or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder, or at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute, and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Paragraph.

28. ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to its reasonable attorneys' fees to be paid by the losing party as fixed by the court.

29. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at any reasonable time(s), upon twenty-four (24) hour prior notice, for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate or rent or liability to Lessee.

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30. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent

31. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of the subtenancies.

32. CONSENTS. Wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

33. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions, and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

34. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Lessor makes no representations regarding Radon Gas, and Lessee agrees to take such actions as may be necessary to protect Lessee and its employees, agent, invitees and other persons who may enter upon the Premises.

35. NOTICES. Notices required hereunder shall be deemed sufficient is sent by United States Mail, postage prepaid, by certified mail, return-receipt requested, to the parties at the addresses as follows:

As to Lessor:                       c/o Mark S. Schechner, P.A.
                                    2121 Ponce De Leon Boulevard, Suite 711
                                    Coral Gables, Florida 33134

As to Lessee:                       Alliance Distributors Holding Inc.
                                    15-15 132nd Street
                                    College Point, New York 11356


or to such other addresses as the parties may give notice in the future. Notices shall be deemed effective as of the date it is received, refused or the date the post office returned the undelivered notice to the sender.

36. NON-FORFEITURE OR WAIVER. The rights of Lessor under the foregoing shall be cumulative, and failure on the part of Lessor to exercise promptly any rights given hereunder shall not operate to forfeit or waive any of the said rights.

37. OTHER PROVISIONS.

      (a) Lessee shall bear the expense of purchasing and installing a security gate on the second floor to secure separation from adjoining space.
      (b) Lessee shall bear the expense of providing and installing either cinder block or a security gate to seal the warehouse opening to the ground level.
      (c) Upon termination of the Lease, at Lessor's option, Lessee will bear the expense of restoring the premises to the condition that existed prior to the occurrence of (a) and/or (b).
      (d) This Lease is conditioned upon and shall only take effect upon Lessor delivering to Lessee's Lender a duly acknowledged and executed Landlord's Subordination in the form annexed hereto.


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Witnesses:                                   LESSOR:

                                             SAND BAR PROPERTIES, LLC
                                             a Florida Limited Liability Company



--------------------------                   -----------------------------------
      (Witness Signature)                    By GEORGE PEREZ, President
Print name:


--------------------------
      (Witness Signature)
Print name:

                                             LESSEE:


--------------------------                   ALLIANCE DISTRIBUTORS HOLDING INC.
      (Witness Signature)                    a Delaware corporation
Print name:



--------------------------

      (Witness Signature)                    By: ANDRE MULLER, President and
Print name:                                  Chief Operating Officer

                            LANDLORD'S SUBORDINATION


      Agreement executed and delivered as of this June 9th, 2006 by SAND BAR PROPERTIES LLC, having an address at c/o Mark S. Schechner, P.A., 2121 Ponce De Leon Boulevard, Suite 711,Coral Gables, Florida 33134 (the "Landlord"), in favor of ROSENTHAL & ROSENTHAL, INC., 1370 Broadway, New York, NY ("Lender")


                                   WITNESSETH:

      WHEREAS, Landlord is the owner of, or the holder of a lessor interest in the premises located at Miami-Dade County, State of Florida, commonly known as 2310 NW 102 Place, Miami, Florida 33172 (the "Leased Premises"), which Leased Premises (or a portion thereof) have been leased by Landlord to ALLIANCE DISTRIBUTORS HOLDING INC. (the "Tenant"), a corporation organized under the laws of the State of Delaware and having a place of business at 15-15 132nd Street, College Point, NY 11356 under a certain written lease between Landlord and Tenant dated June 13th, 2006 (the "Lease");

      WHEREAS, to secure Tenant's obligations to Lender (the "Obligations") under and as defined in a Financing Agreement dated November 11, 2004 between Lender and Tenant or executed by Tenant in favor of Lender (the "Agreement"), Tenant has granted Lender a security interest in all of Tenant's now owned and hereafter acquired inventory and equipment and the proceeds thereof, as such terms are defined in the Uniform Commercial Code as in effect from time to time in the state in which the Leased Premises are located, including any inventory or equipment that is or may hereafter be located on and or affixed to the Leased Premises (the "Collateral"); provided that in no event shall the term Collateral include any personal property whichis part of the air conditioning, mechanical, plumbing and electrical systems relating to the Leased Premises;

      NOW, THEREFORE, to induce Lender to continue to extend financial accommodations secured by the Collateral, Landlord hereby agrees as follows:

      1. Landlord hereby subordinates in favor of Lender, so long as any Obligations are outstanding, any and all liens, claims, rights of distraint, distress or levy or other rights which Landlord now has or may hereafter have under the statutory or nonstatutory provisions of the laws now or hereafter in effect in the State in which the Leased Premises are located, or pursuant to the Lease or otherwise, to levy, distrain, seize or otherwise make any claim upon any of the Collateral, for rent (in arrears, in advance or both), or for any other cause or reason to claim or assert title to any the Collateral (hereinafter, a "Landlord Interest") and agrees that any security interest that Lender has or may hereafter have in the Collateral is and will be superior and prior to the Landlord Interest.

       2.Landlord hereby agrees that regardless of the manner of attachment to the Leased Premises, the Collateral shall not be deemed a part of the realty, but shall remain personal property, and regardless of any law, statute, the Lease, or other provision to the contrary, Lender and its successors and assigns shall retain all rights of removal of any or all of the Collateral, free and clear of the Landlord Interest, after default or the occurrence of an event of default by Tenant in the performance or payment of any of the Obligations or any other default under the Agreement or other agreements between Tenant and Lender or executed by Tenant in favor of Lender or evidencing, guaranteeing or granting collateral security for the Obligations (the Agreement and such other agreements being hereinafter referred to as the "Financing Agreements").

       3.Following any default by Tenant in its obligations to Landlord under the Lease or any default by Tenant in payment or performance of any of the Obligations or any other breach by Tenant under the Financing Agreements (a "Borrowing Default"), Lender may at its option but shall not be obligated to enter upon and remain on the Leased Premises for a period of up to ninety (90) days for the purpose of removing the Collateral from the Leased Premises and/or preparing the Collateral for sale and holding a foreclosure sale of the Collateral on the Leased Premises. Such 90 day period (the "Initial Occupancy Period") shall commence on the earlier to occur of (i) seven (7) days after Lender gives Landlord written notice of Lender's election to remove the Collateral from the Leased Premises and/or hold a foreclosure sale of the Collateral on the Leased Premises based on a Borrowing Default; or (ii) seven
(7) days after Landlord gives Lender written notice of a default by Tenant under the Lease (a "Lease Default") except that if Lender is unable to enter upon the Leased Premises as the result of legal restraint by any party, the Occupancy Period shall not be deemed to commence until such legal restraint is lifted. Landlord agrees to give Lender written notice of any Lease Default at the same time and in the same manner that Landlord gives such notice to Tenant.

      Following the lapse of the Initial Occupancy Period, Lender may at its option remain on the Leased Premises but Landlord may upon seven (7) days written notice to Lender, terminate Lender's occupancy of the Leased Premises subsequent to the end of the Initial Occupancy Period, at which time Lender will be required to vacate the Leased Premises.

      During the period of Lender's occupancy of the Leased Premises pursuant to the terms hereof (i) Lender shall pay Landlord rent on the entire Leased Premises based on the same rental terms as provided to the Tenant; (ii) Landlord shall have no obligation to maintain security for the area occupied by Lender, and will not be liable in any way for any harm or loss to the Collateral; and
(iii) Lender may either remove the Collateral directly or hold a foreclosure sale of the Collateral on the Leased Premises and arrange for the removal of the Collateral from the Leased Premises by the purchasers of such Collateral. Lender shall reimburse Landlord for the reasonable and necessary cost of the repair of any damage to the Leased Premises caused by removal of the Collateral from the Leased Premises or the preparation for sale and/or sale of the Collateral while on the Leased Premises.


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

      The sale and/or removal of the Collateral by Lender shall be free and clear of any Landlord Interest but without prejudice to any claim the Landlord may have to proceeds of the Collateral remaining after application of such proceeds to payment in full of the Obligations.

      Nothing contained herein is intended to (i) obligate Lender to enter upon the Leased Premises for the purpose of removing or selling the Collateral; or
(ii) constitute an assumption by Lender of the Lease or impose on Lender any obligations of Tenant under the Lease except for the obligation to pay rent during the period of Lender's occupancy of the Leased Premises.

       4.Lender may at any time, in its sole discretion in each instance, without affecting the validity of this agreement of waiver and subordination, renew, extend and/or modify any of the Obligations and/or any of the terms and conditions of any of the Financing Agreements without the consent of, and without giving notice thereof to, Landlord.

      5. Landlord waives notice of acceptance by Lender of this agreement of waiver and subordination. Landlord also waives notice of any and all loans, advances and financial accommodations at any time granted by Lender, the payment of which Tenant is liable for as principal, guarantor, surety or otherwise. Landlord represents that no default or event of default by Tenant has occurred and is continuing under the Lease. Landlord agrees that Landlord shall, if requested to do so by Lender, make, execute and deliver any further documents or instruments reasonably required by Lender to give effect to the within waiver and subordination of any lien or claim by Landlord against the Collateral.

       6.This Agreement shall remain in force and effect so long as any Obligations of Tenant are outstanding to Lender, and this Agreement shall inure to the benefit of Lender and its successors and assigns, and shall be binding upon Landlord and its successors and assigns.

       7.Any notice required or permitted to be given pursuant to the terms hereof shall be deemed given when actually received at the address of each party set forth below:

            Landlord:   SAND BAR PROPERTIES LLC
                        8501 SW 84 Terrace, Miami, FL 33143

            Tenant:     ALLIANCE DISTRIBUTORS HOLDING INC.
                        15-15 132nd Street, College Point NY 11356


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

            Lender:     ROSENTHAL & ROSENTHAL, INC.
                        1370 Broadway, New York, NY

In witness whereof the parties have executed below.

ROSENTHAL & ROSENTHAL, INC.

By:_______________________

Title: _____________________

SAND BAR PROPERTIES LLC

By:________________________

Name: _____________________

Title: ______________________

By its execution below, Tenant hereby agrees that a Lease Default shall constitute a default under the Financing Agreement.


ALLIANCE DISTRIBUTORS HOLDING, INC.

By: __________________________
      Jay Gelman
      Chief Executive Officer


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

                                 ACKNOWLEDGMENTS

STATE OF FLORIDA  )
                  : ss.:
COUNTY OF DADE    )

      On the ___ day of June in the year 2006 before me, the undersigned, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                              ---------------------------------------
                                                Notary Public


STATE OF NEW YORK )
                  : ss.:
COUNTY OF ______________)

      On the ___ day of ________ in the year 2006 before me, the undersigned, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                              ---------------------------------------
                                                Notary Public

STATE OF NEW YORK )
                        : ss.:
COUNTY OF ________      )

      On the ___ day of ____________ in the year 2006 before me, the undersigned, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                              --------------------------------------
                                                Notary Public

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